EXHIBIT 99.2

FIRST QUARTER 2013

Supplemental Operating and Financial Data

Camden Post Oak - Houston, TX
Year Built - 2003
356 Apartment Homes
Acquired April 10, 2013

Camden Property Trust
Three Greenway Plaza, Suite 1300
Houston, Texas 77046
Phone: 713-354-2500 Fax: 713-354-2700
www.camdenliving.com

CAMDEN	TABLE OF CONTENTS

Page
Press Release Text	3
Financial Highlights	6
Operating Results	7
Funds from Operations	8
Balance Sheets	9
Portfolio Statistics	10
Components of Property Net Operating Income	11
"Same Property" First Quarter Comparisons	12
"Same Property" Sequential Quarter Comparisons	13
"Same Property" Operating Expense Detail & Comparisons	14
Joint Venture Operations	15
Current Development Communities	16
Development Pipeline & Land	17
Acquisitions and Dispositions	18
Debt Analysis	19
Debt Maturity Analysis	20
Debt Covenant Analysis	21
Unconsolidated Real Estate Investments Debt Analysis	22
Unconsolidated Real Estate Investments Debt Maturity Analysis	23
Capitalized Expenditures & Maintenance Expense	24
Non-GAAP Financial Measures - Definitions & Reconciliations	25
Other Data	27
Community Table	28

In addition to historical information, this document contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in this document represent management’s opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

CAMDEN PROPERTY TRUST ANNOUNCES
FIRST QUARTER 2013 OPERATING RESULTS

Houston, TEXAS (May 2, 2013) – Camden Property Trust (NYSE: CPT) today announced operating results for the three months ended March 31, 2013.

Funds from Operations (“FFO”)
FFO for the first quarter of 2013 totaled $0.97 per diluted share or $86.6 million, as compared to $0.83 per diluted share or $68.6 million for the same period in 2012.  FFO for the three months ended March 31, 2013 included a $0.7 million or $0.01 per diluted share gain on sale of undeveloped land.  FFO for the three months ended March 31, 2012 included a $2.1 million or $0.03 per diluted share charge related to the redemption of perpetual preferred operating partnership units.

Net Income Attributable to Common Shareholders (“EPS”)
The Company reported EPS of $63.5 million or $0.72 per diluted share for the first quarter of 2013, as compared to $88.8 million or $1.07 per diluted share for the same period in 2012.  EPS for the three months ended March 31, 2013 included a $31.8 million or $0.36 per diluted share gain on sale of discontinued operations, and a $0.7 million or $0.01 per diluted share gain on sale of undeveloped land.  EPS for the three months ended March 31, 2012 included: a $40.2 million or $0.49 per diluted share gain on acquisition of controlling interests in joint ventures; a $32.5 million or $0.39 per diluted share gain on sale of discontinued operations; and, a $2.1 million or $0.03 per diluted share charge related to the redemption of perpetual preferred operating partnership units.

A reconciliation of net income attributable to common shareholders to FFO is included in the financial tables accompanying this press release.

Same Property Results
For the 43,869 apartment homes included in consolidated same property results, first quarter 2013 same property net operating income (“NOI”) increased 6.7% compared to the first quarter of 2012, with revenues increasing 5.9% and expenses increasing 4.5%.  On a sequential basis, first quarter 2013 same property NOI declined 0.3% compared to the fourth quarter of 2012, with revenues increasing 0.8% and expenses increasing 2.8% compared to the prior quarter.  Same property physical occupancy levels for the portfolio averaged 95.2% during the first quarter of 2013, compared to 95.1% in the fourth quarter of 2012 and 94.9% in the first quarter of 2012.

The Company defines same property communities as communities owned and stabilized as of January 1, 2012, excluding properties held for sale.  A reconciliation of net income attributable to common shareholders to net operating income and same property net operating income is included in the financial tables accompanying this press release.

Acquisition Activity
Subsequent to quarter-end, the Company acquired Camden Post Oak, a 356-home apartment community located in Houston, TX.

Disposition Activity
During the first quarter, the Company disposed of Camden Live Oaks, a 770-home apartment community in Tampa, FL, for approximately $63.4 million.  The Company also sold 3.7 acres of undeveloped land adjacent to current development communities in Houston, TX and Atlanta, GA during the quarter for approximately $6.6 million, recognizing a gain of $0.7 million.

Subsequent to quarter-end, the Company sold Camden Reserve, a 526-home apartment community in Orlando, FL, for approximately $40.5 million.

Development Activity
Leasing continued during the quarter at Camden Royal Oaks II, a 104-home project in Houston, TX, which is currently 93% leased; and Camden Town Square, a 438-home project in Orlando, FL which is currently 84% leased.  Leasing began during the quarter at Camden City Centre II, a 268-home project in Houston, TX, which is currently 46% leased and expected to complete construction during the second quarter.

Construction continued at six additional wholly-owned development communities: Camden NOMA in Washington, DC, a $110 million project with 320 apartment homes; Camden Lamar Heights in Austin, TX, a $47 million project with 314 apartment homes; Camden Flatirons in Denver, CO, a $78 million project with 424 apartment homes; Camden Glendale in Glendale, CA, a $115 million project with 303 apartment homes; Camden Boca Raton in Boca Raton, FL, a $54 million project with 261 apartment homes; and Camden Paces in Atlanta, GA, a $110 million project with 379 apartment homes.

Construction also continued at two joint venture development communities:  Camden South Capitol in Washington, DC, an $88 million project with 276 apartment homes; and Camden Waterford Lakes in Orlando, FL, a $40 million project with 300 apartment homes.  Camden South Capitol began leasing subsequent to quarter-end and is currently 11% leased.

Equity Issuances
During the first quarter, Camden issued 135,747 common shares through its ATM program at an average price of $70.63 per share, for total net consideration of approximately $9.4 million.

Earnings Guidance
Camden updated its earnings guidance for 2013 based on its current and expected views of the apartment market and general economic conditions.  Full-year 2013 FFO is expected to be $3.89 to $4.05 per diluted share, and full-year 2013 EPS is expected to be $1.79 to $1.95 per diluted share.  Second quarter 2013 earnings guidance is $0.96 to $1.00 per diluted share for FFO and $0.34 to $0.38 per diluted share for EPS.  Guidance for EPS excludes potential future gains on real estate transactions.  Camden intends to update its earnings guidance to the market on a quarterly basis.

The Company’s 2013 earnings guidance is based on projections of same property revenue growth between 4.75% and 6.25%, expense growth between 3.2% and 4.0%, and NOI growth between 5.5% and 7.5%.  Additional information on the Company’s 2013 financial outlook and a reconciliation of expected net income attributable to common shareholders to expected FFO are included in the financial tables accompanying this press release.

Conference Call
The Company will hold a conference call on Friday, May 3, 2013 at 11:00 a.m. Central Time to review its first quarter 2013 results and discuss its outlook for future performance.  To participate in the call, please dial (888) 317-6003 (Domestic) or (412) 317-6061 (International) by 10:50 a.m. Central Time and enter passcode: 1896876, or join the live webcast of the conference call by accessing the Investor Relations section of the Company’s website at camdenliving.com.  Supplemental financial information is available in the Investor Relations section of the Company’s website under Earnings Releases or by calling Camden’s Investor Relations Department at (800) 922-6336.

Forward-Looking Statements
In addition to historical information, this press release contains forward-looking statements under the federal securities law.  These statements are based on current expectations, estimates and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management.  Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict.  Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in today’s press release represent management’s current opinions, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

About Camden
Camden Property Trust, an S&P 400 Company, is a real estate company engaged in the ownership, development, acquisition, management and disposition of multifamily apartment communities. Camden owns interests in and operates 192 properties containing 64,835 apartment homes across the United States.  Upon completion of 9 properties under development, the Company's portfolio will increase to 67,680 apartment homes in 201 properties. Camden was recently named by FORTUNE® Magazine for the sixth consecutive year as one of the “100 Best Companies to Work For” in America, ranking #10.

For additional information, please contact Camden’s Investor Relations Department at (800) 922-6336 or (713) 354-2787 or access our website at www.camdenliving.com.

CAMDEN	FINANCIAL HIGHLIGHTS
(In thousands, except per share, property data amounts and ratios)

(Unaudited)
	Three Months Ended March 31,
	2013		2012
Total property revenues (a)	$196,190		$169,699

EBITDA	110,698		98,129

Net income attributable to common shareholders	63,476		88,758
Per share - basic	0.72		1.10
Per share - diluted	0.72		1.07

Income from continuing operations attributable to common shareholders	30,985		53,958
Per share - basic	0.35		0.66
Per share - diluted	0.35		0.65

Funds from operations	86,631		68,589
Per share - diluted	0.97		0.83

Dividends per share	0.63		0.56
Dividend payout ratio	64.9%		67.5%

Interest expensed	24,895		26,683
Interest capitalized	3,270		3,048
Total interest incurred	28,165		29,731

Principal amortization	1,095		1,203
Preferred distributions	-		776

Net Debt to Annualized EBITDA (b)	5.5	x	6.1	x
Interest expense coverage ratio	4.4	x	3.7	x
Total interest coverage ratio	3.9	x	3.3	x
Fixed charge expense coverage ratio	4.3	x	3.4	x
Total fixed charge coverage ratio	3.8	x	3.1	x
Unencumbered real estate assets (at cost) to unsecured debt ratio	3.4	x	3.3	x

Same property NOI increase (c)	6.7%		9.6%
(# of apartment homes included)	43,869		47,724

Gross turnover of apartment homes (annualized)	55%		55%
Net turnover (excludes on-site transfers and transfers to other Camden communities)	47%		48%

	As of March 31,
	2013		2012
Total assets	$5,382,856		$5,004,015
Total debt	$2,483,605		$2,431,106
Common and common equivalent shares, outstanding end of period (d)	89,328		84,718
Share price, end of period	$68.68		$65.75
Book equity value, end of period (e)	$2,650,023		$2,311,531
Market equity value, end of period (e)	$6,135,047		$5,570,209

(a) Excludes discontinued operations.

(b) Net Debt is Notes Payable as reported at period end less Cash and Cash Equivalents as reported at period end. Annualized EBITDA is EBITDA as reported for the period multiplied by 4 for quarter results.

(c) "Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2012, excluding properties held for sale.

(d) Includes at March 31, 2013: 87,428 common shares (including 457 common share equivalents related to share awards
& options), plus common share equivalents upon the assumed conversion of minority interest units (1,900).

(e) Includes: common shares, common units, and common share equivalents.

Note: Please refer to pages 25 and 26 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	OPERATING RESULTS
(In thousands, except per share and property data amounts)

(Unaudited)	Three Months Ended
	March 31,
OPERATING DATA	2013	2012
Property revenues
Rental revenues	$169,603	$146,254
Other property revenues	26,587	23,445
Total property revenues	196,190	169,699

Property expenses
Property operating and maintenance	50,494	46,114
Real estate taxes	21,653	17,373
Total property expenses	72,147	63,487

Non-property income
Fee and asset management	2,894	2,923
Interest and other income (loss)	52	(688)
Income on deferred compensation plans	2,999	7,786
Total non-property income	5,945	10,021

Other expenses
Property management	5,983	5,284
Fee and asset management	1,477	1,743
General and administrative	9,794	8,679
Interest	24,895	26,683
Depreciation and amortization	53,255	47,906
Amortization of deferred financing costs	916	912
Expense on deferred compensation plans	2,999	7,786
Total other expenses	99,319	98,993

Gain on sale of land	698	-
Gain on acquisition of controlling interests in joint ventures	-	40,191
Equity in income of joint ventures	934	366
Income from continuing operations before income taxes	32,301	57,797
Income tax expense - current	(399)	(224)
Income from continuing operations	31,902	57,573
Income from discontinued operations	748	2,990
Gain on sale of discontinued operations, net of tax	31,783	32,541
Net income	64,433	93,104
Less income allocated to noncontrolling interests from continuing operations	(917)	(764)
Less income, including gain on sale, allocated to noncontrolling interests from discontinued operations	(40)	(731)
Less income allocated to perpetual preferred units	-	(776)
Less write off of original issuance costs of redeemed perpetual preferred units	-	(2,075)
Net income attributable to common shareholders	$63,476	$88,758

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net income	$64,433	$93,104
Other comprehensive income
Reclassification of prior service cost and net loss on post retirement obligations	14	8
Comprehensive income	64,447	93,112
Less income allocated to noncontrolling interests from continuing operations	(917)	(764)
Less income, including gain on sale, allocated to noncontrolling interests from discontinued operations	(40)	(731)
Less income allocated to perpetual preferred units	-	(776)
Less write off of original issuance costs of redeemed perpetual preferred units	-	(2,075)
Comprehensive income attributable to common shareholders	$63,490	$88,766

PER SHARE DATA
Net income attributable to common shareholders - basic	$0.72	$1.10
Net income attributable to common shareholders - diluted	0.72	1.07
Income from continuing operations attributable to common shareholders - basic	0.35	0.66
Income from continuing operations attributable to common shareholders - diluted	0.35	0.65

Weighted average number of common and
common equivalent shares outstanding:
Basic	86,703	79,885
Diluted	87,276	82,855

Note: Please refer to pages 25 and 26 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	FUNDS FROM OPERATIONS
(In thousands, except per share and property data amounts)

(Unaudited)	Three Months Ended
	March 31,
FUNDS FROM OPERATIONS	2013	2012

Net income attributable to common shareholders	$63,476	$88,758
Real estate depreciation from continuing operations	52,158	46,797
Real estate depreciation and amortization from discontinued operations	215	2,398
Adjustments for unconsolidated joint ventures	1,608	2,275
Income allocated to noncontrolling interests	957	1,093
(Gain) on acquisition of controlling interests in joint ventures	-	(40,191)
(Gain) on sale of discontinued operations, net of tax	(31,783)	(32,541)
Funds from operations - diluted	$86,631	$68,589

PER SHARE DATA
Funds from operations - diluted	$0.97	$0.83
Cash distributions	0.63	0.56

Weighted average number of common and
common equivalent shares outstanding:
FFO - diluted	89,177	82,855

PROPERTY DATA
Total operating properties (end of period) (a)	192	197
Total operating apartment homes in operating properties (end of period) (a)	65,005	67,025
Total operating apartment homes (weighted average)	54,311	52,957
Total operating apartment homes - excluding discontinued operations (weighted average)	53,653	48,900

(a) Includes joint ventures and properties held for sale.

Note: Please refer to pages 25 and 26 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	BALANCE SHEETS
(In thousands)

(Unaudited)	Mar 31,	Dec 31,	Sept 30,	Jun 30,	Mar 31,
	2013	2012	2012	2012	2012
ASSETS
Real estate assets, at cost
Land	$949,244	$949,777	$929,289	$893,910	$868,964
Buildings and improvements	5,404,616	5,389,674	5,359,707	5,203,675	5,068,560
	6,353,860	6,339,451	6,288,996	6,097,585	5,937,524
Accumulated depreciation	(1,552,499)	(1,518,896)	(1,542,530)	(1,505,862)	(1,458,451)
Net operating real estate assets	4,801,361	4,820,555	4,746,466	4,591,723	4,479,073
Properties under development, including land	339,848	334,463	280,948	297,712	301,282
Investments in joint ventures	45,260	45,092	46,566	47,776	49,436
Properties held for sale	14,986	30,517	6,373	-	-
Total real estate assets	5,201,455	5,230,627	5,080,353	4,937,211	4,829,791
Accounts receivable - affiliates	26,948	33,625	28,874	29,940	29,742
Other assets, net (a)	89,233	88,260	96,401	88,002	89,706
Cash and cash equivalents	59,642	26,669	5,590	52,126	49,702
Restricted cash	5,578	5,991	6,742	5,295	5,074
Total assets	$5,382,856	$5,385,172	$5,217,960	$5,112,574	$5,004,015

LIABILITIES AND EQUITY
Liabilities
Notes payable
Unsecured	$1,538,471	$1,538,212	$1,415,354	$1,381,152	$1,380,952
Secured	945,134	972,256	978,371	1,015,260	1,050,154
Accounts payable and accrued expenses	102,307	101,896	118,879	87,041	105,370
Accrued real estate taxes	20,683	28,452	43,757	31,607	17,991
Distributions payable	56,559	49,969	49,940	49,135	47,594
Other liabilities (b)	69,679	67,679	78,551	83,471	90,423
Total liabilities	2,732,833	2,758,464	2,684,852	2,647,666	2,692,484

Commitments and contingencies

Equity
Common shares of beneficial interest	962	962	959	945	919
Additional paid-in capital	3,590,261	3,587,505	3,580,528	3,501,354	3,327,961
Distributions in excess of net income attributable to common shareholders	(590,831)	(598,951)	(692,235)	(674,221)	(648,074)
Treasury shares, at cost	(412,643)	(425,355)	(425,756)	(430,958)	(437,215)
Accumulated other comprehensive loss (c)	(1,048)	(1,062)	(660)	(667)	(675)
Total common equity	2,586,701	2,563,099	2,462,836	2,396,453	2,242,916
Noncontrolling interests	63,322	63,609	70,272	68,455	68,615
Total equity	2,650,023	2,626,708	2,533,108	2,464,908	2,311,531
Total liabilities and equity	$5,382,856	$5,385,172	$5,217,960	$5,112,574	$5,004,015

(a) Includes:
net deferred charges of:	$14,861	$15,635	$13,695	$14,432	$15,267

(b) Includes:
deferred revenues of:	$2,158	$2,521	$1,746	$2,012	$2,337
distributions in excess of investments in joint ventures of:	$9,718	$9,509	$16,708	$16,499	$16,298
fair value adjustment of derivative instruments:	($2)	($1)	$185	$5,918	$11,574

(c) Represents the unrealized loss and unamortized prior service costs on post retirement obligations.

CAMDEN					PORTFOLIO STATISTICS

(Unaudited)

COMMUNITY PORTFOLIO AT MARCH 31, 2013 (in apartment homes)

	Fully Consolidated						Non-Consolidated

	"Same Property"	Non-"Same Property"	Completed in Lease-up	Under Construction	Held For Sale	Total	Operating	Under Construction	Total	Grand Total
D.C. Metro (a)	5,313	478	-	320	-	6,111	-	276	276	6,387
Houston, TX	3,353	1,831	104	268	-	5,556	3,152	-	3,152	8,708
Tampa, FL	4,733	540	-	-	-	5,273	450	-	450	5,723
Dallas, TX	3,938	1,039	-	-	-	4,977	1,250	-	1,250	6,227
Las Vegas, NV	3,969	949	-	-	-	4,918	3,098	-	3,098	8,016
Los Angeles/Orange County, CA	2,060	421	-	303	-	2,784	-	-	-	2,784
SE Florida	2,520	-	-	261	-	2,781	-	-	-	2,781
Orlando, FL	2,818	420	438	-	526	4,202	-	300	300	4,502
Charlotte, NC	3,134	-	-	-	-	3,134	-	-	-	3,134
Atlanta, GA	2,894	223	-	379	-	3,496	234	-	234	3,730
Denver, CO	1,851	590	-	424	-	2,865	-	-	-	2,865
Raleigh, NC	2,704	-	-	-	-	2,704	350	-	350	3,054
Phoenix, AZ	1,084	1,561	-	-	-	2,645	-	-	-	2,645
San Diego/Inland Empire, CA	1,196	469	-	-	-	1,665	-	-	-	1,665
Austin, TX	1,670	-	-	314	-	1,984	1,360	-	1,360	3,344
Other	632	855	-	-	-	1,487	798	-	798	2,285

Total Portfolio	43,869	9,376	542	2,269	526	56,582	10,692	576	11,268	67,850

(a) D.C. Metro includes Washington D.C., Maryland, and Northern Virginia.

FIRST QUARTER NOI CONTRIBUTION PERCENTAGE BY REGION					WEIGHTED AVERAGE OCCUPANCY FOR THE QUARTER ENDED (d)

	"Same Property"	Operating	Incl. JVs at		Mar 31	Dec 31	Sept 30	Jun 30	Mar 31
	Communities	Communities (b)	Pro Rata % (c)		2013	2012	2012	2012	2012
D.C. Metro	19.4%	17.1%	16.7%		95.5%	95.7%	96.2%	95.5%	94.5%
Houston, TX	8.4%	10.1%	10.7%		96.0%	95.4%	96.1%	96.5%	96.0%
Tampa, FL	7.7%	7.4%	7.4%		95.0%	94.7%	95.2%	94.4%	94.9%
Dallas, TX	6.3%	6.8%	7.0%		94.9%	94.6%	95.3%	95.6%	95.1%
Las Vegas, NV	6.1%	6.4%	6.8%		92.4%	92.4%	92.9%	93.0%	92.0%
Los Angeles/Orange County, CA	7.2%	6.7%	6.5%		95.7%	96.2%	95.4%	95.6%	95.4%
SE Florida	8.0%	6.7%	6.5%		94.9%	95.3%	95.4%	94.9%	95.5%
Orlando, FL	5.2%	6.2%	6.0%		95.3%	95.3%	95.4%	95.5%	95.3%
Charlotte, NC	6.8%	5.7%	5.5%		96.1%	95.6%	96.5%	95.9%	95.8%
Atlanta, GA	5.6%	4.9%	4.8%		95.2%	95.5%	95.6%	94.9%	94.4%
Denver, CO	4.4%	4.8%	4.7%		94.8%	95.2%	95.6%	95.2%	94.1%
Raleigh, NC	5.2%	4.3%	4.3%		94.7%	94.6%	95.7%	95.3%	94.8%
Phoenix, AZ	2.2%	4.0%	3.9%		93.0%	92.5%	93.5%	92.3%	93.7%
San Diego/Inland Empire, CA	3.4%	3.7%	3.6%		93.2%	93.3%	94.9%	94.2%	92.9%
Austin, TX	2.9%	2.4%	2.6%		95.0%	95.0%	95.6%	95.3%	95.5%
Other	1.2%	2.8%	3.0%		95.3%	94.4%	95.0%	95.4%	94.3%

Total Portfolio	100.0%	100.0%	100.0%		94.8%	94.7%	95.2%	95.1%	94.7%

(b) Operating communities represent all fully-consolidated communities at period end, excluding communities under construction.
(c) Based on total NOI from operating communities plus Camden's pro-rata share of total NOI from joint venture communities.
(d) Occupancy figures include all stabilized operating communities including those held through non-consolidated joint venture investments.

CAMDEN	COMPONENTS OF
	PROPERTY NET OPERATING INCOME
	(In thousands, except property data amounts)

(Unaudited)

	Apartment	Three Months Ended March 31,
Property Revenues	Homes	2013	2012	Change
"Same Property" Communities (a)	43,869	$160,448	$151,533	$8,915
Non-"Same Property" Communities (b)	9,376	32,339	16,398	15,941
Development and Lease-Up Communities (c)	2,811	1,697	22	1,675
Other (d)	-	1,706	1,746	(40)
Total Property Revenues	56,056	$196,190	$169,699	$26,491

Property Expenses
"Same Property" Communities (a)	43,869	$58,719	$56,206	$2,513
Non-"Same Property" Communities (b)	9,376	11,633	6,263	5,370
Development and Lease-Up Communities (c)	2,811	735	14	721
Other (d)	-	1,060	1,004	56
Total Property Expenses	56,056	$72,147	$63,487	$8,660

Property Net Operating Income
"Same Property" Communities (a)	43,869	$101,729	$95,327	$6,402
Non-"Same Property" Communities (b)	9,376	20,706	10,135	10,571
Development and Lease-Up Communities (c)	2,811	962	8	954
Other (d)	-	646	742	(96)
Total Property Net Operating Income	56,056	$124,043	$106,212	$17,831

Income from Discontinued Operations (e)		Three Months Ended March 31,
		2013	2012
Property revenues		$1,732	$10,161
Property expenses		(769)	(4,773)
Property net operating income		963	5,388
Depreciation and amortization		(215)	(2,398)
Gain on sale of discontinued operations, net of tax		31,783	32,541
Income, including gain on sale, allocated to non-controlling interests		(40)	(731)
Income attributable to common shareholders		$32,491	$34,800

Notes:
(a)	"Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2012, excluding properties held for sale.
(b)	Non-"Same Property" Communities are stabilized communities acquired or developed by the Company after January 1, 2012, excluding properties held for sale.
(c)	Development and Lease-Up Communities are non-stabilized communities developed or acquired by the Company after
January 1, 2012, excluding properties held for sale.
(d)	"Other" includes results from non-multifamily rental properties, above/below market lease amortization related to acquired communities, and expenses related to land holdings not under active development.
(e)	Represents operating results for communities held for sale or disposed of during 2012 and 2013, of which Camden has no continuing involvement.

"SAME PROPERTY"
CAMDEN	FIRST QUARTER COMPARISONS
March 31, 2013
(In thousands, except property data amounts)

(Unaudited)

		Revenues		Expenses				NOI
Quarterly Results (a)	1Q13	1Q12	Growth	1Q13	1Q12	Growth	1Q13	1Q12	Growth

D.C. Metro	$27,978	$26,898	4.0%	$8,202	$7,939	3.3%	$19,776	$18,959	4.3%
Houston, TX	13,810	12,380	11.6%	5,308	4,926	7.8%	8,502	7,454	14.1%
Tampa, FL	13,595	13,047	4.2%	5,792	5,598	3.5%	7,803	7,449	4.8%
Dallas, TX	11,657	10,906	6.9%	5,273	4,720	11.7%	6,384	6,186	3.2%
Las Vegas, NV	9,969	9,799	1.7%	3,781	3,629	4.2%	6,188	6,170	0.3%
Los Angeles/Orange County, CA	10,845	10,395	4.3%	3,570	3,519	1.4%	7,275	6,876	5.8%
SE Florida	12,788	12,065	6.0%	4,615	4,145	11.3%	8,173	7,920	3.2%
Orlando, FL	8,727	8,362	4.4%	3,479	3,406	2.1%	5,248	4,956	5.9%
Charlotte, NC	10,616	9,639	10.1%	3,646	3,602	1.2%	6,970	6,037	15.5%
Atlanta, GA	9,264	8,577	8.0%	3,563	3,656	(2.5%)	5,701	4,921	15.9%
Denver, CO	6,415	5,975	7.4%	1,962	1,965	(0.2%)	4,453	4,010	11.0%
Raleigh, NC	7,966	7,525	5.9%	2,662	2,622	1.5%	5,304	4,903	8.2%
Phoenix, AZ	3,539	3,387	4.5%	1,284	1,194	7.5%	2,255	2,193	2.8%
San Diego/Inland Empire, CA	5,828	5,676	2.7%	2,351	2,246	4.7%	3,477	3,430	1.4%
Austin, TX	5,450	5,096	6.9%	2,499	2,373	5.3%	2,951	2,723	8.4%
Corpus Christi, TX	2,001	1,806	10.8%	732	666	9.9%	1,269	1,140	11.3%

Total Same Property	$160,448	$151,533	5.9%	$58,719	$56,206	4.5%	$101,729	$95,327	6.7%

	Apartment
	Homes		% of NOI	Average Occupancy (a)			Weighted Average Rental Rate (b)
Quarterly Results (a)	Included		Contribution (a)	1Q13	1Q12	Change	1Q13	1Q12	Change

D.C. Metro	5,313		19.4%	95.7%	94.6%	1.1%	$1,636	$1,590	2.9%
Houston, TX	3,353		8.4%	96.6%	96.8%	(0.2%)	1,266	1,133	11.7%
Tampa, FL	4,733		7.7%	95.0%	94.8%	0.2%	837	807	3.8%
Dallas, TX	3,938		6.3%	95.5%	95.4%	0.1%	893	827	8.0%
Las Vegas, NV	3,969		6.1%	93.7%	93.0%	0.7%	753	756	(0.4%)
Los Angeles/Orange County, CA	2,060		7.2%	95.7%	95.4%	0.3%	1,664	1,598	4.1%
SE Florida	2,520		8.0%	94.9%	95.5%	(0.6%)	1,594	1,499	6.4%
Orlando, FL	2,818		5.2%	95.7%	95.2%	0.5%	932	895	4.1%
Charlotte, NC	3,134		6.8%	96.1%	96.0%	0.1%	1,035	934	10.8%
Atlanta, GA	2,894		5.6%	95.3%	94.4%	0.9%	957	897	6.7%
Denver, CO	1,851		4.4%	94.9%	94.4%	0.5%	1,062	983	7.9%
Raleigh, NC	2,704		5.2%	94.5%	95.2%	(0.7%)	878	829	6.0%
Phoenix, AZ	1,084		2.2%	93.2%	94.5%	(1.3%)	982	918	7.0%
San Diego/Inland Empire, CA	1,196		3.4%	93.3%	92.9%	0.4%	1,558	1,525	2.2%
Austin, TX	1,670		2.9%	94.4%	95.0%	(0.6%)	979	910	7.6%
Corpus Christi, TX	632		1.2%	95.4%	95.6%	(0.2%)	903	823	9.7%

Total Same Property	43,869		100.0%	95.2%	94.9%	0.3%	$1,116	$1,057	5.6%

(a) "Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2012, excluding properties held for sale.
(b) Weighted average rental rates are the Company's market rental rates after "loss to lease" and concessions, but before vacancy and bad debt.

"SAME PROPERTY"
CAMDEN	SEQUENTIAL QUARTER COMPARISONS
March 31, 2013
(In thousands, except property data amounts)

(Unaudited)

		Revenues			Expenses			NOI
Quarterly Results (a)	1Q13	4Q12	Growth	1Q13	4Q12	Growth	1Q13	4Q12	Growth

D.C. Metro	$27,978	$28,069	(0.3%)	$8,202	$8,255	(0.6%)	$19,776	$19,814	(0.2%)
Houston, TX	13,810	13,426	2.9%	5,308	4,645	14.3%	8,502	8,781	(3.2%)
Tampa, FL	13,595	13,491	0.8%	5,792	5,610	3.2%	7,803	7,881	(1.0%)
Dallas, TX	11,657	11,540	1.0%	5,273	4,776	10.4%	6,384	6,764	(5.6%)
Las Vegas, NV	9,969	9,985	(0.2%)	3,781	3,792	(0.3%)	6,188	6,193	(0.1%)
Los Angeles/Orange County, CA	10,845	10,791	0.5%	3,570	3,689	(3.2%)	7,275	7,102	2.4%
SE Florida	12,788	12,625	1.3%	4,615	4,605	0.2%	8,173	8,020	1.9%
Orlando, FL	8,727	8,651	0.9%	3,479	3,200	8.7%	5,248	5,451	(3.7%)
Charlotte, NC	10,616	10,490	1.2%	3,646	3,530	3.3%	6,970	6,960	0.1%
Atlanta, GA	9,264	9,221	0.5%	3,563	3,703	(3.8%)	5,701	5,518	3.3%
Denver, CO	6,415	6,396	0.3%	1,962	1,936	1.3%	4,453	4,460	(0.2%)
Raleigh, NC	7,966	7,857	1.4%	2,662	2,579	3.2%	5,304	5,278	0.5%
Phoenix, AZ	3,539	3,445	2.7%	1,284	1,259	2.0%	2,255	2,186	3.2%
San Diego/Inland Empire, CA	5,828	5,834	(0.1%)	2,351	2,282	3.0%	3,477	3,552	(2.1%)
Austin, TX	5,450	5,417	0.6%	2,499	2,492	0.3%	2,951	2,925	0.9%
Corpus Christi, TX	2,001	1,941	3.1%	732	763	(4.1%)	1,269	1,178	7.7%

Total Same Property	$160,448	$159,179	0.8%	$58,719	$57,116	2.8%	$101,729	$102,063	(0.3%)

	Apartment
	Homes		% of NOI	Average Occupancy (a)			Weighted Average Rental Rate (b)
Quarterly Results (a)	Included		Contribution (a)	1Q13	4Q12	Change	1Q13	4Q12	Change

D.C. Metro	5,313		19.4%	95.7%	95.8%	(0.1%)	$1,636	$1,639	(0.1%)
Houston, TX	3,353		8.4%	96.6%	96.2%	0.4%	1,266	1,245	1.7%
Tampa, FL	4,733		7.7%	95.0%	94.5%	0.5%	837	830	0.9%
Dallas, TX	3,938		6.3%	95.5%	95.0%	0.5%	893	883	1.1%
Las Vegas, NV	3,969		6.1%	93.7%	93.4%	0.3%	753	756	(0.5%)
Los Angeles/Orange County, CA	2,060		7.2%	95.7%	96.4%	(0.7%)	1,664	1,653	0.7%
SE Florida	2,520		8.0%	94.9%	95.3%	(0.4%)	1,594	1,572	1.4%
Orlando, FL	2,818		5.2%	95.7%	95.3%	0.4%	932	924	0.9%
Charlotte, NC	3,134		6.8%	96.1%	95.7%	0.4%	1,035	1,025	1.0%
Atlanta, GA	2,894		5.6%	95.3%	95.6%	(0.3%)	957	950	0.8%
Denver, CO	1,851		4.4%	94.9%	95.0%	(0.1%)	1,062	1,049	1.2%
Raleigh, NC	2,704		5.2%	94.5%	94.8%	(0.3%)	878	874	0.5%
Phoenix, AZ	1,084		2.2%	93.2%	92.9%	0.3%	982	966	1.7%
San Diego/Inland Empire, CA	1,196		3.4%	93.3%	93.0%	0.3%	1,558	1,560	(0.1%)
Austin, TX	1,670		2.9%	94.4%	94.5%	(0.1%)	979	967	1.2%
Corpus Christi, TX	632		1.2%	95.4%	94.8%	0.6%	903	888	1.6%

Total Same Property	43,869		100.0%	95.2%	95.1%	0.1%	$1,116	$1,108	0.7%

(a) "Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2012, excluding properties held for sale.
(b) Weighted average rental rates are the Company's market rental rates after "loss to lease" and concessions, but before vacancy and bad debt.

"SAME PROPERTY" OPERATING EXPENSE
CAMDEN	DETAIL AND COMPARISONS
MARCH 31, 2013
(In thousands)

(Unaudited)
					% of Actual 1Q13 Operating
Quarterly Comparison (a)	1Q13	1Q12	$ Change	% Change	Expenses

Property taxes	$17,527	$15,433	$2,094	13.6%	29.8%
Salaries and Benefits for On-site Employees	13,325	13,528	(203)	(1.5%)	22.7%
Utilities	12,409	12,648	(239)	(1.9%)	21.2%
Repairs and Maintenance	7,853	7,968	(115)	(1.4%)	13.4%
Property Insurance	4,022	2,938	1,084	36.9%	6.8%
Other	3,583	3,691	(108)	(2.9%)	6.1%

Total Same Property	$58,719	$56,206	$2,513	4.5%	100.0%

					% of Actual 1Q13 Operating
Sequential Comparison (a)	1Q13	4Q12	$ Change	% Change	Expenses

Property taxes	$17,527	$15,585	$1,942	12.5%	29.8%
Salaries and Benefits for On-site Employees	13,325	14,859	(1,534)	(10.3%)	22.7%
Utilities	12,409	12,433	(24)	(0.2%)	21.2%
Repairs and Maintenance	7,853	8,157	(304)	(3.7%)	13.4%
Property Insurance	4,022	2,478	1,544	62.3%	6.8%
Other	3,583	3,604	(21)	(0.6%)	6.1%

Total Same Property	$58,719	$57,116	$1,603	2.8%	100.0%

(a) "Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2012, excluding properties held for sale.

CAMDEN	JOINT VENTURE OPERATIONS
	(In thousands, except property data amounts)

Company's Pro-rata Share of Joint Venture Operations:
(Unaudited)
	Three Months Ended
	March 31,
OPERATING DATA (a)	2013	2012
Property Revenues
Rental revenues	$5,674	$7,175
Other property revenues	820	1,013
Total property revenues	6,494	8,188

Property Expenses
Property operating and maintenance	1,827	2,377
Real estate taxes	920	1,064
Total property expenses	2,747	3,441

Net Operating Income (NOI)	3,747	4,747

Other expenses
Interest	1,198	1,998
Depreciation and amortization	1,606	2,305
Other	9	78
Total other expenses	2,813	4,381

Equity in income of joint ventures	$934	$366

	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,
	2013	2012	2012	2012	2012
BALANCE SHEET DATA (b)
Land	$126,010	$125,707	$147,126	$154,418	$153,286
Buildings and improvements	828,505	823,820	1,002,759	1,033,326	1,016,357
	954,515	949,527	1,149,885	1,187,744	1,169,643
Accumulated depreciation	(143,212)	(135,146)	(170,390)	(166,324)	(156,705)
Real estate assets, net	811,303	814,381	979,495	1,021,420	1,012,938
Properties under development and land	91,821	83,573	70,574	57,043	52,264
Cash and other assets, net	14,646	19,830	17,994	17,642	18,879
Total assets	$917,770	$917,784	$1,068,063	$1,096,105	$1,084,081

Notes payable	$724,775	$712,707	$844,680	$864,867	$852,861
Other liabilities	27,461	39,911	34,677	35,267	26,610
Total liabilities	752,236	752,618	879,357	900,134	879,471

Members' equity	165,534	165,166	188,706	195,971	204,610
Total liabilities and members' equity	$917,770	$917,784	$1,068,063	$1,096,105	$1,084,081

Camden's equity investment	$45,260	$45,092	$46,566	$47,776	$49,436
Distributions in excess of investment in joint ventures	($9,718)	($9,509)	($16,708)	($16,499)	($16,298)

Camden's pro-rata share of debt	$144,955	$142,541	$171,215	$175,299	$172,942

PROPERTY DATA (end of period)
Total operating properties	37	37	44	44	44
Total operating apartment homes	10,692	10,692	13,165	13,174	13,174
Pro rata share of operating apartment homes	2,138	2,138	2,556	2,558	2,558
Total development properties	2	2	1	2	2
Total development apartment homes	576	576	276	520	520
Pro rata share of development apartment homes	115	115	55	104	104

(a) Operating data represents Camden's pro-rata share of revenues and expenses.
(b) Balance sheet and property data reported at 100%.

CAMDEN						CURRENT DEVELOPMENT COMMUNITIES

(Unaudited)

AS OF MARCH 31, 2013 ($ in millions)

						Estimated/Actual Dates for
		Total	Total	Total		Construction	Initial	Construction	Stabilized	As of 04/28/2013
Completed Communities in Lease-Up		Homes	Budget	Cost		Start	Occupancy	Completion	Operations	% Leased	% Occupied

1.	Camden Royal Oaks II	104	$14.0	$13.3		1Q11	1Q12	1Q12	2Q13	93%	91%
	Houston, TX
2.	Camden Town Square	438	66.0	58.9		2Q11	2Q12	4Q12	3Q13	84%	81%
	Orlando, FL

Total Completed Communities in Lease-Up		542	$80.0	$72.2						86%	83%

						Estimated/Actual Dates for
		Total	Total	Cost to	Amount	Construction	Initial	Construction	Stabilized	As of 04/28/2013
Development Communities		Homes	Budget	Date	in CIP	Start	Occupancy	Completion	Operations	% Leased	% Occupied

UNDER CONSTRUCTION
3.	Camden City Centre II	268	$36.0	$32.7	$9.5	4Q11	1Q13	2Q13	1Q14	46%	33%
	Houston, TX
4.	Camden NOMA	320	110.0	80.4	80.4	4Q11	1Q14	2Q14	2Q15
	Washington, DC
5.	Camden Lamar Heights	314	47.0	12.7	12.7	2Q12	1Q14	2Q14	3Q15
	Austin, TX
6.	Camden Flatirons	424	78.0	26.0	26.0	3Q12	2Q14	4Q14	4Q16
	Denver, CO
7.	Camden Glendale	303	115.0	35.8	35.8	4Q12	1Q15	3Q15	1Q16
	Glendale, CA
8.	Camden Boca Raton	261	54.0	12.4	12.4	4Q12	3Q14	4Q14	1Q16
	Boca Raton, FL
9.	Camden Paces	379	110.0	24.7	24.7	4Q12	1Q14	1Q15	1Q17
	Atlanta, GA

Total Development Communities		2,269	$550.0	$224.7	$201.5

Additional Development Pipeline & Land (a)					138.3

Total Properties Under Development and Land (per Balance Sheet)					$339.8

NOI CONTRIBUTION FROM NON-STABILIZED COMMUNITIES ($ in millions)
								Total Cost	1Q13 NOI
Completed Communities in Lease-Up								$72.2	$0.9
Development Communities in Lease-Up								224.7	0.1
	Total Recenty Stabilized and Non-Stabilized Communities NOI Contribution							$296.9	$1.0

		Total	Total	Cost to	Amount	Construction	Initial	Construction	Stabilized	As of 04/28/2013
Joint Venture Development Communities		Homes	Budget	Date	in CIP	Start	Occupancy	Completion	Operations	% Leased	% Occupied
UNDER CONSTRUCTION
1.	Camden South Capitol	276	$88.0	$75.4	$72.5	2Q11	2Q13	3Q13	3Q14	11%	1%
	Washington, DC
2.	Camden Waterford Lakes	300	40.0	11.4	11.4	4Q12	1Q14	3Q14	4Q15
	Orlando, FL

Total Joint Venture Development Communities		576	$128.0	$86.8	$83.9

(a) Please refer to the Development Pipeline & Land Summary on page 17.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN		DEVELOPMENT PIPELINE & LAND

(Unaudited)

AS OF MARCH 31, 2013 ($ in millions)

		Projected	Total
PIPELINE COMMUNITIES (a)		Homes	Estimated Cost (b)	Cost to Date

1.	Camden La Frontera	300	$36.0	$4.8
	Austin, TX
2.	Camden Victory Park	425	70.0	15.4
	Dallas, TX
3.	Camden Hollywood	287	125.0	19.5
	Los Angeles, CA
4.	Camden Gallery (c)	324	56.0	9.2
	Charlotte, NC
5.	Camden Lincoln Station	275	48.0	5.4
	Denver, CO
6.	Camden Atlantic	286	62.0	9.7
	Plantation, FL
7.	Camden McGowen Station	251	40.0	7.3
	Houston, TX
8.	Camden Buckhead	390	70.0	17.9
	Atlanta, GA

Development Pipeline		2,538	$507.0	$89.2

LAND HOLDINGS		Acreage		Cost to Date

	Washington, DC	0.9		$17.3
	Dallas, TX	7.2		8.6
	Houston, TX	11.5		6.5
	Atlanta, GA	3.0		5.3
	Las Vegas, NV	19.6		4.2
	Other	4.8		7.2

Land Holdings		47.0		$49.1

Total Development Pipeline and Land				$138.3

(a) Represents development opportunities in the early phase of the development process for which the Company either has an option to acquire land or enter into a leasehold
	interest, for which the Company is the buyer under a long-term conditional contract to purchase land or where the Company owns land to develop a new community.
(b) Represents our best estimate of total costs we expect to incur on these projects. However, forward-looking statements are not guarantees of future performances,
	results, or events. Although, we believe these expectations are based upon reasonable assumptions, future events rarely develop as forecasted, and the best
	estimates routinely require adjustment.
(c) Formerly known as Camden Centro.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN			ACQUISITIONS & DISPOSITIONS

(Unaudited)

2013 ACQUISITION/DISPOSITION ACTIVITY ($ in millions)

Dispositions		Location	Apartment Homes	Year Built	Closing Date
1.	Camden Live Oaks	Tampa, FL	770	1990	01/17/13

Total/Average Dispositions		$63.4	770 Apartment Homes	1990

Land Dispositions		Location	Acres	Year Built	Closing Date
1.	Paces Tract	Atlanta, GA	2.0	N/A	01/15/13
2.	Andrau Tract	Houston, TX	1.7	N/A	02/15/13

Total/Average Land Dispositions		$6.6	3.7 Acres	N/A

2013 ACQUISITION/DISPOSITION ACTIVITY SUBSEQUENT TO QUARTER END

Acquisitions		Location	Apartment Homes	Year Built	Closing Date
1.	Camden Post Oak	Houston, TX	356	2003	04/10/13

Total/Average Acquisitions		$108.5	356 Apartment Homes	2003

Dispositions		Location	Apartment Homes	Year Built	Closing Date
1.	Camden Reserve	Orlando, FL	526	1990/1991	04/10/13

Total/Average Dispositions		$40.5	526 Apartment Homes	1990/1991

CAMDEN			DEBT ANALYSIS
		(In thousands, except property data amounts)

(Unaudited)

DEBT MATURITIES AS OF MARCH 31, 2013:

	Future Scheduled Repayments					Weighted Average
		Secured	Unsecured			Interest Rate on
Year	Amortization	Maturities	Maturities	Total	% of Total	Maturing Debt
2013	$2,377	$-	$200,000	$202,377	8.1%	5.4%
2014	3,143	32,247	-	35,390	1.4%	3.2%
2015	2,019	-	250,000	252,019	10.2%	5.1%
2016	2,242	-	-	2,242	0.1%	N/A
2017	2,462	-	246,750	249,212	10.0%	5.7%
Thereafter	73,258	819,107	850,000	1,742,365	70.2%	4.2%
Total Maturing Debt	$85,501	$851,354	$1,546,750	$2,483,605	100.0%	4.5%

Unsecured Line of Credit	-	-	-	-	-	N/A
Other Short Term Borrowings	-	-	-	-	-	N/A
Total Debt	$85,501	$851,354	$1,546,750	$2,483,605	100.0%	4.5%

Weighted Average Maturity of Debt		6.8 Years

			Weighted Average
FLOATING vs. FIXED RATE DEBT:	Balance	% of Total	Interest Rate	Time to Maturity
Floating rate debt	$212,369	8.6%	1.1%	7.2 Years
Fixed rate debt	2,271,236	91.4%	4.8%	6.8 Years
Total	$2,483,605	100.0%	4.5%	6.8 Years

			Weighted Average
SECURED vs. UNSECURED DEBT:	Balance	% of Total	Interest Rate	Time to Maturity
Unsecured debt	$1,538,471	61.9%	4.7%	6.3 Years
Secured debt	945,134	38.1%	4.2%	7.7 Years
Total	$2,483,605	100.0%	4.5%	6.8 Years

			Weighted Average
SECURED DEBT DETAIL:	Balance	% of Total	Interest Rate	Time to Maturity
Conventional fixed-rate mortgage debt	$732,765	77.5%	5.1%	7.8 Years
Conventional variable-rate mortgage debt	175,000	18.5%	1.0%	5.5 Years
Tax exempt variable rate debt	37,369	4.0%	1.3%	15.2 Years
Total	$945,134	100.0%	4.2%	7.7 Years

REAL ESTATE ASSETS: (a)	Total Homes	% of Total	Total Cost	% of Total	1Q13 NOI	% of Total
Unencumbered real estate assets	43,594	77.0%	$5,188,971	77.2%	$92,680	74.7%
Encumbered real estate assets	12,988	23.0%	1,536,573	22.8%	31,363	25.3%
Total	56,582	100.0%	$6,725,544	100.0%	$124,043	100.0%

		Ratio of unencumbered assets at cost to unsecured debt is 3.4 times

(a) Real estate assets include communities under development and properties held for sale and exclude communities held through unconsolidated joint ventures.

CAMDEN			DEBT MATURITY ANALYSIS
			(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF DEBT MATURITIES FOR 2013 AND 2014:

	Future Scheduled Repayments				Weighted Average
		Secured	Unsecured		Interest Rate on
Quarter	Amortization	Maturities	Maturities	Total	Maturing Debt
2Q 2013	$784	$-	$-	$784	N/A
3Q 2013	786	-	-	786	N/A
4Q 2013	807	-	200,000	200,807	5.4%
2013	$2,377	$-	$200,000	$202,377	5.4%

1Q 2014	$853	$-	$-	$853	N/A
2Q 2014	849	-	-	849	N/A
3Q 2014	852	32,247	-	33,099	3.2%
4Q 2014	589	-	-	589	N/A
2014	$3,143	$32,247	$-	$35,390	3.2%

CAMDEN	DEBT COVENANT ANALYSIS

(Unaudited)

UNSECURED LINE OF CREDIT

Covenant (a)	Required		Actual (b)	Compliance
Total Consolidated Debt to Gross Asset Value	<	60%	32%	Yes

Secured Debt to Gross Asset Value	<	35%	12%	Yes

Consolidated EBITDA to Total Fixed Charges	>	150%	354%	Yes

Unencumbered Adjusted NOI to Total Unsecured Debt	>	10.5%	22%	Yes

SENIOR UNSECURED NOTES

Covenant (a)	Required		Actual (b)	Compliance
Total Consolidated Debt to Total Asset Value	<	60%	36%	Yes

Total Secured Debt to Total Asset Value	<	40%	14%	Yes

Total Unencumbered Asset Value to Total Unsecured Debt	>	150%	344%	Yes

Consolidated Income Available for Debt Service to Total	>	150%	389%	Yes
Annual Service Charges

(a) For a complete listing of all Debt Covenants related to the Company's Unsecured Line of Credit and Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

(b) Defined terms used in the above covenant calculations may differ between the Unsecured Line of Credit and the Senior Unsecured Notes.

CAMDEN	UNCONSOLIDATED REAL ESTATE INVESTMENTS
		DEBT ANALYSIS
		(In thousands, except property data amounts)

(Unaudited)

PRO RATA SHARE OF UNCONSOLIDATED DEBT MATURITIES AS OF MARCH 31, 2013:

	Future Scheduled Repayments				Weighted Average
		Secured			Interest Rate on
Year	Amortization	Maturities	Total	% of Total	Maturing Debt
2013	$1,037	$35,980	$37,017	25.5%	2.7%
2014	1,873	$7,280	9,153	6.3%	2.1%
2015	2,057	$10,966	13,023	9.0%	2.8%
2016	1,933	$28,785	30,718	21.2%	3.6%
2017	1,221	$14,218	15,439	10.6%	4.0%
Thereafter	746	$37,332	38,078	26.3%	4.4%
Total Maturing Debt	$8,867	$134,561	$143,428	98.9%	3.5%

Subscription lines of credit (a)	-	1,527	1,527	1.1%	1.6%
Total Debt	$8,867	$136,088	$144,955	100.0%	3.5%

Weighted Average Maturity of Debt		3.1 Years

				Weighted Average
FLOATING vs. FIXED RATE DEBT:		Balance	% of Total	Interest Rate	Time to Maturity
Floating rate debt		$52,291	36.1%	2.6%	0.8 Years
Fixed rate debt		92,664	63.9%	4.0%	4.4 Years
Total		$144,955	100.0%	3.5%	3.1 Years

				Weighted Average
SECURED DEBT DETAIL:		Balance	% of Total	Interest Rate	Time to Maturity (a)
Conventional fixed-rate mortgage debt		$92,665	64.0%	4.0%	4.4 Years
Conventional variable-rate mortgage debt		40,279	27.8%	2.7%	0.5 Years
Variable-rate construction loans		10,484	7.2%	2.4%	1.8 Years
Subscription lines of credit		1,527	1.0%	1.6%	1.8 Years
Total		$144,955	100.0%	3.5%	3.1 Years

REAL ESTATE ASSETS: (b)		Total Homes	Total Cost
Operating real estate assets		10,692	$954,515
Properties under development and land		576	91,821
Total		11,268	$1,046,336

(a) As of March 31, 2013 these borrowings were drawn under the subscription lines of credit with $10.3 million in total capacity. Camden has a 20%
ownership interest in the borrowing entity.
(b) Balance sheet and property data reported at 100%.

CAMDEN		UNCONSOLIDATED REAL ESTATE INVESTMENTS
		DEBT MATURITY ANALYSIS
				(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF PRO-RATA SHARE OF UNCONSOLIDATED DEBT MATURITIES FOR 2013 and 2014:

				Weighted Average
	Future Scheduled Repayments			Interest Rate On
Quarter	Amortization	Secured Maturities	Total	Maturing Debt
2Q 2013	$335	$-	$335	N/A
3Q 2013	347	35,980	36,327	2.7%
4Q 2013	355	-	355	N/A
2013	$1,037	$35,980	$37,017	2.7%

1Q 2014	$436	$-	$436	N/A
2Q 2014	472	7,280	7,752	2.1%
3Q 2014	477	-	477	N/A
4Q 2014(a)	488	1,527	2,015	1.6%
2014	$1,873	$8,807	$10,680	2.0%

(a) 4Q 2014 maturities includes subscription lines of credit with $1.5M (Camden's pro-rata share) outstanding as of March 31, 2013.
The lines of credit have $10.3 million in total capacity.

CAMDEN	CAPITALIZED EXPENDITURES
	& MAINTENANCE EXPENSE
	(In thousands, except unit data)

(Unaudited)
	First Quarter 2013 (a)
	Capitalized			Expensed
	Weighted Average
Item	Useful Life (b)	Total	Per Unit	Total	Per Unit
Interiors
Floor coverings	5.4 years	$2,308	$42	$572	$11
Appliances	9.6 years	1,187	22	191	4
Painting	-	-	-	1,288	24
Cabinetry/Countertops	10.0 years	368	7	-	-
Other	9.1 years	1,229	23	429	8
Exteriors
Painting	5.0 years	340	6	-	-
Carpentry	10.0 years	647	12	3,084	57
Landscaping	5.8 years	227	4	47	1
Roofing	20.0 years	285	5	-	-
Site Drainage	10.0 years	45	1	-	-
Fencing/Stair	10.0 years	125	2	-	-
Other (c)	7.1 years	1,466	27	2,748	51
Common Areas
Mech., Elec., Plumbing	9.3 years	853	16	1,092	20
Parking/Paving	5.0 years	30	1	-	-
Pool/Exercise/Facility	8.2 years	1,701	31	311	6
Total		$10,811	$199	$9,762	$182

Weighted Average Apartment Homes			54,311		54,311

Revenue Enhancing Expenditures (d)	10.0 years	$13,313	$9,284

Revenue Enhanced Apartment Homes			1,434

(a)
Includes discontinued operations total. Capitalized expenditures for discontinued operations was $110 for the three months ended March 31, 2013.
Total maintenance expenses for discontinued operations was $140 for the same period.

(b)	Weighted average useful life of capitalized expenses for the three months ended March 31, 2013.
(c)	Includes in part the following items: site/building repair, masonry/plaster, and general conditions.
(d)
Represents capital expenditures for the three months ended March 31, 2013 spent on apartment unit renovatons (primarily kitchens and baths)
designed to reposition these assets for higher rental levels in their respective markets.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.

FFO
The National Association of Real Estate Investment Trusts (“NAREIT”) currently defines FFO as net income attributable to common shares computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains or losses from depreciable operating property sales, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Camden’s definition of diluted FFO also assumes conversion of all dilutive convertible securities, including minority interests, which are convertible into common equity. The Company considers FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions of operating properties and excluding depreciation, FFO can help one compare the operating performance of a company's real estate between periods or as compared to different companies. A reconciliation of net income attributable to common shareholders to FFO is provided below:

	Three Months Ended
	March 31,
	2013	2012
Net income attributable to common shareholders	$63,476	$88,758
Real estate depreciation from continuing operations	52,158	46,797
Real estate depreciation and amortization from discontinued operations	215	2,398
Adjustments for unconsolidated joint ventures	1,608	2,275
Income allocated to noncontrolling interests	957	1,093
(Gain) on acquisition of controlling interests in joint ventures	-	(40,191)
(Gain) on sale of discontinued operations, net of tax	(31,783)	(32,541)
Funds from operations - diluted	$86,631	$68,589

Weighted average number of common and
common equivalent shares outstanding:
EPS diluted	87,276	82,855
FFO diluted	89,177	82,855

Net income attributable to common shareholders - diluted	$0.72	$1.07
FFO per common share - diluted	$0.97	$0.83

Expected FFO
Expected FFO is calculated in a method consistent with historical FFO, and is considered an appropriate supplemental measure of expected operating performance when compared to expected net income attributable to common shareholders (EPS). A reconciliation of the ranges provided for expected net income attributable to common shareholders per diluted share to expected FFO per diluted share is provided below:

	2Q13 Range		2013 Range
	Low	High	Low	High

Expected net income attributable to common shareholders per share - diluted	$0.34	$0.38	$1.79	$1.95
Expected real estate depreciation	0.59	0.59	2.34	2.34
Expected adjustments for unconsolidated joint ventures	0.02	0.02	0.07	0.07
Expected income allocated to noncontrolling interests	0.01	0.01	0.05	0.05
Realized (gain) on sale of discontinued operations	0.00	0.00	(0.36)	(0.36)
Expected FFO per share - diluted	$0.96	$1.00	$3.89	$4.05

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Net Operating Income (NOI)
NOI is defined by the Company as total property income less property operating and maintenance expenses less real estate taxes. The Company considers
NOI to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs.
A reconciliation of net income attributable to common shareholders to net operating income is provided below:

	Three Months Ended
	March 31,
	2013	2012
Net income attributable to common shareholders	$63,476	$88,758
Less: Fee and asset management income	(2,894)	(2,923)
Less: Interest and other (income) loss	(52)	688
Less: Income on deferred compensation plans	(2,999)	(7,786)
Plus: Property management expense	5,983	5,284
Plus: Fee and asset management expense	1,477	1,743
Plus: General and administrative expense	9,794	8,679
Plus: Interest expense	24,895	26,683
Plus: Depreciation and amortization	53,255	47,906
Plus: Amortization of deferred financing costs	916	912
Plus: Expense on deferred compensation plans	2,999	7,786
Less: Gain on sale of land	(698)	-
Less: Gain on acquisition of controlling interests in joint ventures	-	(40,191)
Less: Equity in income of joint ventures	(934)	(366)
Plus: Income tax expense - current	399	224
Less: Income from discontinued operations	(748)	(2,990)
Less: Gain on sale of discontinued operations, net of tax	(31,783)	(32,541)
Plus: Income allocated to noncontrolling interests from continuing operations	917	764
Plus: Income, including gain on sale, allocated to noncontrolling interests from discontinued operations	40	731
Plus: Income allocated to perpetual preferred units	-	776
Plus: Write off of original issuance costs of redeemed perpetual preferred units	-	2,075
Net Operating Income (NOI)	$124,043	$106,212

"Same Property" Communities	$101,729	$95,327
Non-"Same Property" Communities	20,706	10,135
Development and Lease-Up Communities	962	8
Other	646	742
Net Operating Income (NOI)	$124,043	$106,212

EBITDA
EBITDA is defined by the Company as earnings before interest, taxes, depreciation and amortization, including net operating income from discontinued operations, excluding equity in (income) loss of joint ventures, (gain) loss on sale of unconsolidated joint venture interests, gain on acquisition of controlling interest in joint ventures, gain on sale of discontinued operations, net of tax, and income (loss) allocated to noncontrolling interests.
The Company considers EBITDA to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions.
A reconciliation of net income attributable to common shareholders to EBITDA is provided below:

	Three Months Ended
	March 31,
	2013	2012
Net income attributable to common shareholders	$63,476	$88,758
Plus: Interest expense	24,895	26,683
Plus: Amortization of deferred financing costs	916	912
Plus: Depreciation and amortization	53,255	47,906
Plus: Income allocated to perpetual preferred units	-	776
Plus: Write off of original issuance costs of redeemed perpetual preferred units	-	2,075
Plus: Income allocated to noncontrolling interests from continuing operations	917	764
Plus: Income, including gain on sale, allocated to noncontrolling interests from discontinued operations	40	731
Plus: Income tax expense - current	399	224
Plus: Real estate depreciation and amortization from discontinued operations	215	2,398
Less: Gain on acquisition of controlling interests in joint ventures	-	(40,191)
Less: Gain on sale of land	(698)	-
Less: Equity in income of joint ventures	(934)	(366)
Less: Gain on sale of discontinued operations, net of tax	(31,783)	(32,541)
EBITDA	$110,698	$98,129

CAMDEN	OTHER DATA

(Unaudited)

Stock Symbol:	CPT

Exchange Traded:	NYSE

Senior Unsecured Debt Ratings:		Rating	Outlook
	Moody's	Baa1	Stable
	Standard & Poors	BBB+	Stable
	Fitch	BBB+	Stable

Estimated Future Dates:		Q2 '13	Q3 '13	Q4 '13	Q1 '14
Earnings release & conference call		Late Jul	Late Oct	Early Feb	Early May

Dividend Information - Common Shares:		Q1 '13
Declaration Date		01/31/13
Record Date		03/28/13
Payment Date		04/17/13
Distributions Per Share		$0.63

Investor Relations Data:

Camden does not send quarterly reports to shareholders, but supplies 10-Q's, Earnings Releases and
Supplemental Data upon request.

For Investor Relations: recent press releases, 10-Q's, 10-K's and other information, call
1-800-9CAMDEN or (713) 354-2787.

To access Camden's Quarterly Conference Call, please visit our web site at camdenliving.com.

For questions contact:

Richard J. Campo	Chairman & Chief Executive Officer
D. Keith Oden	President
H. Malcolm Stewart	Chief Operating Officer
Dennis M. Steen	Chief Financial Officer
Kimberly A. Callahan	Senior Vice President - Investor Relations

CAMDEN						COMMUNITY TABLE
						Community Statistics as of 3/31/13

(Unaudited)							1Q13 Avg
			Year Placed	Average	Apartment	1Q13 Avg	Monthly Rental Rates
Community Name	City	State	in Service	Size	Homes	Occupancy	Per Home	Per Sq. Ft.

Camden Copper Square	Phoenix	AZ	2000	786	332	92%	$929	$1.18
Camden Fountain Palms	Peoria	AZ	1986/1996	1,050	192	92%	688	0.66
Camden Legacy	Scottsdale	AZ	1996	1,067	428	93%	998	0.94
Camden Montierra	Scottsdale	AZ	1999	1,071	249	95%	1,169	1.09
Camden Pecos Ranch	Chandler	AZ	2001	924	272	93%	885	0.96
Camden San Marcos	Scottsdale	AZ	1995	984	320	93%	975	0.99
Camden San Paloma	Scottsdale	AZ	1993/1994	1,042	324	94%	1,016	0.98
Camden Sierra	Peoria	AZ	1997	925	288	91%	696	0.75
Camden Towne Center	Glendale	AZ	1998	871	240	92%	686	0.79
TOTAL ARIZONA	9	Properties		970	2,645	93%	910	0.94

Camden Crown Valley	Mission Viejo	CA	2001	1,009	380	95%	1,614	1.60
Camden Harbor View	Long Beach	CA	2004	975	538	95%	2,013	2.06
Camden Main and Jamboree	Irvine	CA	2008	1,011	290	95%	1,846	1.83
Camden Martinique	Costa Mesa	CA	1986	794	714	96%	1,376	1.73
Camden Parkside	Fullerton	CA	1972	836	421	97%	1,279	1.53
Camden Sea Palms	Costa Mesa	CA	1990	891	138	96%	1,546	1.74
Total Los Angeles/Orange County	6	Properties		904	2,481	96%	1,599	1.77

Camden Landmark	Ontario	CA	2006	982	469	93%	1,322	1.35
Camden Old Creek	San Marcos	CA	2007	1,037	350	94%	1,635	1.58
Camden Sierra at Otay Ranch	Chula Vista	CA	2003	962	422	93%	1,508	1.57
Camden Tuscany	San Diego	CA	2003	896	160	93%	2,046	2.28
Camden Vineyards	Murrieta	CA	2002	1,053	264	93%	1,242	1.18
Total San Diego/Inland Empire	5	Properties		991	1,665	93%	1,492	1.50

TOTAL CALIFORNIA	11	Properties		939	4,146	95%	1,556	1.66

Camden Belleview Station	Denver	CO	2009	888	270	92%	1,237	1.39
Camden Caley	Englewood	CO	2000	925	218	97%	1,029	1.11
Camden Centennial	Littleton	CO	1985	744	276	96%	791	1.06
Camden Denver West	Golden	CO	1997	1,015	320	97%	1,197	1.18
Camden Highlands Ridge	Highlands Ranch	CO	1996	1,149	342	93%	1,290	1.12
Camden Interlocken	Broomfield	CO	1999	1,022	340	94%	1,255	1.23
Camden Lakeway	Littleton	CO	1997	932	451	95%	1,038	1.11
Camden Pinnacle	Westminster	CO	1985	748	224	95%	831	1.11
TOTAL COLORADO	8	Properties		942	2,441	95%	1,099	1.17

Camden Ashburn Farms	Ashburn	VA	2000	1,062	162	96%	1,485	1.40
Camden Clearbrook	Frederick	MD	2007	1,048	297	95%	1,366	1.30
Camden College Park	College Park	MD	2008	942	508	96%	1,597	1.70
Camden Dulles Station	Oak Hill	VA	2009	984	366	97%	1,647	1.67
Camden Fair Lakes	Fairfax	VA	1999	1,056	530	96%	1,670	1.58
Camden Fairfax Corner	Fairfax	VA	2006	934	488	96%	1,693	1.81
Camden Fallsgrove	Rockville	MD	2004	996	268	96%	1,671	1.68
Camden Grand Parc	Washington	DC	2002	674	105	94%	2,445	3.63
Camden Lansdowne	Leesburg	VA	2002	1,006	690	96%	1,430	1.42
Camden Largo Town Center	Largo	MD	2000/2007	1,027	245	94%	1,600	1.56
Camden Monument Place	Fairfax	VA	2007	856	368	96%	1,531	1.79
Camden Potomac Yard	Arlington	VA	2008	835	378	97%	2,036	2.44
Camden Roosevelt	Washington	DC	2003	856	198	96%	2,550	2.98
Camden Russett	Laurel	MD	2000	992	426	94%	1,388	1.40
Camden Silo Creek	Ashburn	VA	2004	975	284	96%	1,444	1.48
Camden Summerfield	Landover	MD	2008	957	291	94%	1,590	1.66
Camden Summerfield II	Landover	MD	2012	936	187	92%	1,577	1.69
TOTAL DC METRO	17	Properties		963	5,791	96%	1,632	1.70

Camden Aventura	Aventura	FL	1995	1,108	379	94%	1,619	1.46
Camden Brickell	Miami	FL	2003	937	405	96%	1,732	1.85
Camden Doral	Miami	FL	1999	1,120	260	96%	1,601	1.43
Camden Doral Villas	Miami	FL	2000	1,253	232	92%	1,705	1.36
Camden Las Olas	Ft. Lauderdale	FL	2004	1,043	420	94%	1,839	1.76
Camden Plantation	Plantation	FL	1997	1,201	502	94%	1,340	1.12
Camden Portofino	Pembroke Pines	FL	1995	1,112	322	98%	1,384	1.24
Total Southeast Florida	7	Properties		1,103	2,520	95%	1,594	1.44

Camden Club	Longwood	FL	1986	1,077	436	94%	891	0.83
Camden Hunter's Creek	Orlando	FL	2000	1,075	270	95%	1,044	0.97
Camden Lago Vista	Orlando	FL	2005	955	366	96%	922	0.96
Camden LaVina	Orlando	FL	2012	970	420	93%	1,081	1.12
Camden Lee Vista	Orlando	FL	2000	937	492	97%	881	0.94
Camden Orange Court	Orlando	FL	2008	817	268	97%	1,164	1.43
Camden Renaissance	Altamonte Springs	FL	1996/1998	899	578	96%	814	0.91
Camden Reserve (1)	Orlando	FL	1990/1991	824	526	95%	747	0.91
Camden Town Square (2)	Orlando	FL	2012	986	438	Lease-Up	1,131	1.15
Camden World Gateway	Orlando	FL	2000	979	408	96%	989	1.01
Total Orlando	10	Properties		948	4,202	95%	945	1.00

CAMDEN						COMMUNITY TABLE
						Community Statistics as of 3/31/13

(Unaudited)							1Q13 Avg
			Year Placed	Average	Apartment	1Q13 Avg	Monthly Rental Rates
Community Name	City	State	in Service	Size	Homes	Occupancy	Per Home	Per Sq. Ft.

Camden Bay	Tampa	FL	1997/2001	943	760	95%	$887	$0.94
Camden Bay Pointe	Tampa	FL	1984	771	368	95%	719	0.93
Camden Bayside	Tampa	FL	1987/1989	748	832	96%	795	1.06
Camden Citrus Park	Tampa	FL	1985	704	247	95%	698	0.99
Camden Lakes	St. Petersburg	FL	1982/1983	732	688	94%	732	1.00
Camden Lakeside	Brandon	FL	1986	729	228	96%	774	1.06
Camden Montague	Tampa	FL	2012	975	192	95%	1,121	1.15
Camden Preserve	Tampa	FL	1996	942	276	95%	1,117	1.19
Camden Providence Lakes	Brandon	FL	1996	1,024	260	94%	912	0.89
Camden Royal Palms	Brandon	FL	2006	1,017	352	96%	955	0.94
Camden Visconti (3)	Tampa	FL	2007	1,125	450	95%	1,138	1.01
Camden Westchase Park	Tampa	FL	2012	993	348	96%	1,202	1.21
Camden Westshore	Tampa	FL	1986	728	278	96%	874	1.20
Camden Woods	Tampa	FL	1986	1,223	444	94%	870	0.71
Total Tampa/St. Petersburg	14	Properties		897	5,723	95%	893	1.01

TOTAL FLORIDA	31	Properties		956	12,445	95%	1,052	1.10

Camden Brookwood	Atlanta	GA	2002	912	359	95%	1,032	1.13
Camden Creekstone	Atlanta	GA	2002	990	223	94%	988	1.00
Camden Deerfield	Alpharetta	GA	2000	1,187	292	94%	1,015	0.85
Camden Dunwoody	Atlanta	GA	1997	1,007	324	93%	961	0.95
Camden Midtown Atlanta	Atlanta	GA	2001	935	296	97%	1,066	1.14
Camden Peachtree City	Peachtree City	GA	2001	1,027	399	96%	957	0.93
Camden Phipps (3)	Atlanta	GA	1996	1,018	234	95%	1,260	1.24
Camden River	Duluth	GA	1997	1,103	352	96%	920	0.83
Camden Shiloh	Kennesaw	GA	1999/2002	1,143	232	95%	893	0.78
Camden St. Clair	Atlanta	GA	1997	999	336	95%	984	0.98
Camden Stockbridge	Stockbridge	GA	2003	1,009	304	96%	764	0.76
TOTAL GEORGIA	11	Properties		1,027	3,351	95%	980	0.95

Camden Bel Air	Las Vegas	NV	1988/1995	943	528	93%	709	0.75
Camden Breeze	Las Vegas	NV	1989	846	320	93%	711	0.84
Camden Canyon	Las Vegas	NV	1995	987	200	94%	867	0.88
Camden Commons	Henderson	NV	1988	936	376	93%	745	0.80
Camden Cove	Las Vegas	NV	1990	898	124	95%	707	0.79
Camden Del Mar	Las Vegas	NV	1995	986	560	94%	891	0.90
Camden Fairways	Henderson	NV	1989	896	320	96%	870	0.97
Camden Hills	Las Vegas	NV	1991	439	184	89%	486	1.11
Camden Legends	Henderson	NV	1994	792	113	96%	826	1.04
Camden Palisades	Las Vegas	NV	1991	905	624	95%	716	0.79
Camden Pines	Las Vegas	NV	1997	982	315	92%	786	0.80
Camden Pointe	Las Vegas	NV	1996	983	252	94%	726	0.74
Camden Summit	Henderson	NV	1995	1,187	234	92%	1,085	0.91
Camden Tiara	Las Vegas	NV	1996	1,043	400	94%	860	0.82
Camden Vintage	Las Vegas	NV	1994	978	368	93%	694	0.71
Oasis Bay (3)	Las Vegas	NV	1990	876	128	96%	737	0.84
Oasis Crossings (3)	Las Vegas	NV	1996	983	72	94%	757	0.77
Oasis Emerald (3)	Las Vegas	NV	1988	873	132	94%	596	0.68
Oasis Gateway (3)	Las Vegas	NV	1997	1,146	360	94%	779	0.68
Oasis Island (3)	Las Vegas	NV	1990	901	118	91%	591	0.66
Oasis Landing (3)	Las Vegas	NV	1990	938	144	94%	662	0.71
Oasis Meadows (3)	Las Vegas	NV	1996	1,031	383	93%	702	0.68
Oasis Palms (3)	Las Vegas	NV	1989	880	208	90%	686	0.78
Oasis Pearl (3)	Las Vegas	NV	1989	930	90	91%	687	0.74
Oasis Place (3)	Las Vegas	NV	1992	440	240	88%	470	1.07
Oasis Ridge (3)	Las Vegas	NV	1984	391	477	82%	409	1.04
Oasis Sierra (3)	Las Vegas	NV	1998	923	208	92%	776	0.84
Oasis Springs (3)	Las Vegas	NV	1988	838	304	91%	568	0.68
Oasis Vinings (3)	Las Vegas	NV	1994	1,152	234	91%	704	0.61
TOTAL NEVADA	29	Properties		903	8,016	92%	722	0.80

Camden Ballantyne	Charlotte	NC	1998	1,045	400	96%	1,047	1.00
Camden Cotton Mills	Charlotte	NC	2002	905	180	97%	1,331	1.47
Camden Dilworth	Charlotte	NC	2006	857	145	96%	1,279	1.49
Camden Fairview	Charlotte	NC	1983	1,036	135	96%	968	0.93
Camden Foxcroft	Charlotte	NC	1979	940	156	98%	859	0.91
Camden Grandview	Charlotte	NC	2000	1,057	266	98%	1,430	1.35
Camden Habersham	Charlotte	NC	1986	773	240	94%	720	0.93
Camden Pinehurst	Charlotte	NC	1967	1,147	407	95%	864	0.75
Camden Sedgebrook	Charlotte	NC	1999	972	368	96%	920	0.95
Camden Simsbury	Charlotte	NC	1985	874	100	97%	944	1.08
Camden South End Square	Charlotte	NC	2003	882	299	97%	1,206	1.37
Camden Stonecrest	Charlotte	NC	2001	1,098	306	95%	1,076	0.98
Camden Touchstone	Charlotte	NC	1986	899	132	97%	807	0.90
Total Charlotte	13	Properties		985	3,134	96%	1,035	1.05

Camden Asbury Village (3)	Raleigh	NC	2009	1,009	350	97%	1,008	1.00
Camden Crest	Raleigh	NC	2001	1,013	438	94%	838	0.83
Camden Governor's Village	Chapel Hill	NC	1999	1,046	242	95%	921	0.88
Camden Lake Pine	Apex	NC	1999	1,066	446	94%	893	0.84
Camden Manor Park	Raleigh	NC	2006	966	484	97%	921	0.95
Camden Overlook	Raleigh	NC	2001	1,060	320	97%	978	0.92
Camden Reunion Park	Apex	NC	2000/2004	972	420	94%	786	0.81
Camden Westwood	Morrisville	NC	1999	1,027	354	91%	843	0.82
Total Raleigh	8	Properties		1,016	3,054	95%	893	0.88

TOTAL NORTH CAROLINA	21	Properties		1,001	6,188	95%	965	0.96

CAMDEN						COMMUNITY TABLE
						Community Statistics as of 3/31/13

(Unaudited)							1Q13 Avg
			Year Placed	Average	Apartment	1Q13 Avg	Monthly Rental Rates
Community Name	City	State	in Service	Size	Homes	Occupancy	Per Home	Per Sq. Ft.

Camden Amber Oaks (3)	Austin	TX	2009	862	348	96%	$882	$1.02
Camden Amber Oaks II (3)	Austin	TX	2012	910	244	96%	981	1.08
Camden Brushy Creek (3)	Cedar Park	TX	2008	882	272	95%	893	1.01
Camden Cedar Hills	Austin	TX	2008	911	208	94%	1,045	1.15
Camden Gaines Ranch	Austin	TX	1997	955	390	95%	1,168	1.22
Camden Huntingdon	Austin	TX	1995	903	398	95%	853	0.94
Camden Ridgecrest	Austin	TX	1995	855	284	92%	788	0.92
Camden Shadow Brook (3)	Austin	TX	2009	909	496	96%	929	1.02
Camden Stoneleigh	Austin	TX	2001	908	390	95%	1,023	1.13
Total Austin	9	Properties		901	3,030	95%	952	1.06

Camden Breakers	Corpus Christi	TX	1996	868	288	95%	1,053	1.21
Camden Copper Ridge	Corpus Christi	TX	1986	775	344	96%	777	1.00
Camden Miramar (4)	Corpus Christi	TX	1994-2011	488	855	94%	997	2.05
Camden South Bay (3)	Corpus Christi	TX	2007	1,055	270	95%	1,162	1.10
Total Corpus Christi	4	Properties		693	1,757	95%	988	1.43

Camden Addison	Addison	TX	1996	942	456	95%	881	0.94
Camden Belmont	Dallas	TX	2010/2012	945	477	93%	1,346	1.42
Camden Buckingham	Richardson	TX	1997	919	464	96%	939	1.02
Camden Centreport	Ft. Worth	TX	1997	911	268	95%	879	0.97
Camden Cimarron	Irving	TX	1992	772	286	95%	919	1.19
Camden Design District (3)	Dallas	TX	2009	939	355	93%	1,232	1.31
Camden Farmers Market	Dallas	TX	2001/2005	932	904	95%	1,042	1.12
Camden Gardens	Dallas	TX	1983	652	256	98%	636	0.98
Camden Glen Lakes	Dallas	TX	1979	877	424	95%	847	0.97
Camden Henderson	Dallas	TX	2012	967	106	85%	1,467	1.52
Camden Legacy Creek	Plano	TX	1995	831	240	95%	951	1.14
Camden Legacy Park	Plano	TX	1996	871	276	95%	972	1.12
Camden Panther Creek (3)	Frisco	TX	2009	946	295	94%	1,020	1.08
Camden Riverwalk (3)	Grapevine	TX	2008	982	600	96%	1,219	1.24
Camden Springs	Dallas	TX	1987	713	304	96%	628	0.88
Camden Valley Park	Irving	TX	1986	743	516	95%	834	1.12
Total Dallas/Ft. Worth	16	Properties		883	6,227	95%	993	1.13

Camden City Centre	Houston	TX	2007	932	379	97%	1,509	1.62
Camden Cypress Creek (3)	Cypress	TX	2009	993	310	96%	1,138	1.15
Camden Downs at Cinco Ranch (3)	Katy	TX	2004	1,075	318	96%	1,125	1.05
Camden Grand Harbor (3)	Katy	TX	2008	959	300	96%	1,055	1.10
Camden Greenway	Houston	TX	1999	861	756	96%	1,257	1.46
Camden Heights (3)	Houston	TX	2004	927	352	97%	1,378	1.49
Camden Holly Springs	Houston	TX	1999	934	548	94%	1,056	1.13
Camden Lakemont (3)	Richmond	TX	2007	904	312	97%	946	1.05
Camden Midtown	Houston	TX	1999	844	337	98%	1,545	1.83
Camden Northpointe (3)	Tomball	TX	2008	940	384	97%	989	1.05
Camden Oak Crest	Houston	TX	2003	870	364	95%	943	1.08
Camden Park	Houston	TX	1995	866	288	95%	890	1.03
Camden Piney Point (3)	Houston	TX	2004	919	318	96%	1,150	1.25
Camden Plaza	Houston	TX	2007	915	271	97%	1,457	1.59
Camden Royal Oaks	Houston	TX	2006	923	236	88%	1,189	1.29
Camden Royal Oaks II (2)	Houston	TX	2012	1,054	104	Lease-up	1,372	1.30
Camden Spring Creek (3)	Spring	TX	2004	1,080	304	95%	1,054	0.98
Camden Stonebridge	Houston	TX	1993	845	204	97%	926	1.10
Camden Sugar Grove	Stafford	TX	1997	921	380	96%	944	1.02
Camden Travis Street	Houston	TX	2010	819	253	98%	1,498	1.83
Camden Vanderbilt	Houston	TX	1996/1997	863	894	98%	1,306	1.51
Camden Whispering Oaks	Houston	TX	2008	934	274	96%	1,097	1.17
Camden Woodson Park (3)	Houston	TX	2008	916	248	95%	1,024	1.12
Camden Yorktown (3)	Houston	TX	2008	995	306	97%	1,035	1.04
Total Houston	24	Properties		919	8,440	96%	1,170	1.27

Camden Braun Station (3)	San Antonio	TX	2006	827	240	96%	844	1.02
Camden Westover Hills (3)	San Antonio	TX	2010	959	288	94%	1,054	1.10
Total San Antonio	2	Properties		899	528	95%	958	1.07

TOTAL TEXAS	55	Properties		885	19,982	95%	1,060	1.20

TOTAL PROPERTIES	192	Properties		935	65,005	95%	$1,082	$1.16

(1)	Community held for sale as of March 31, 2013 and disposed of subsequent to quarter end.
(2)	Completed communities in lease-up as of March 31, 2013 are excluded from total occupancy numbers.
(3)	Communities owned through investment in joint venture.
(4)	Miramar is a student housing community which is excluded from total occupancy numbers.